UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 5, 2006

VISANT HOLDING CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	333-135256	90-0207875
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

357 Main Street
Armonk, New York 10504		10504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (914) 595-8200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On September 5, 2006, Visant Holding Corp. announced that it has commenced an offer to exchange all outstanding 8¾% Senior Notes due 2013 for 8¾% Senior Notes due 2013, which have been registered under the Securities Act of 1933. The exchange offer is scheduled to expire at 12:01 a.m., New York City time, on October 5, 2006, unless extended.

A copy of the press release announcing this offer is furnished hereto as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1

Press release, dated September 5, 2006, announcing the launch of an offer to exchange all outstanding 8¾% Senior Notes due 2013 for 8¾% Senior Notes due 2013, which have been registered under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISANT HOLDING CORP.

Date: September 5, 2006	/s/ PAUL B. CAROUSSO
Paul B. Carousso
Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description

99.1

Press release, dated September 5, 2006, announcing the launch of an offer to exchange all outstanding 8¾% Senior Notes due 2013 for 8¾% Senior Notes due 2013, which have been registered under the Securities Act of 1933.